ACCOUNTS RECEIVABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accounts Receivable
Accrued revenue	$ 208,160	$ 73,201
Accounts receivable - trade	23,697	13,208
Allowance for doubtful accounts	(3,869)	(2,813)
Total accounts receivable, net of allowance for doubtful accounts	$ 227,988	$ 83,596